EXHIBIT 23
                                                                      ----------

                          INDEPENDENT AUDITORS' CONSENT



         We consent to the incorporation by reference in Registration Statement Nos. 333-79643 and 333-46936 of Direct Focus, Inc. on Form S-8 of our report dated January 21, 2002 (February 8, 2002, as to Note 17), appearing in this Amendment No 1 to the Annual Report on Form 10-K of Direct Focus, Inc. for the year ended December 31, 2001.




DELOITTE & TOUCHE LLP
Portland, Oregon
April 8, 2002